UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 1, 2004

                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

         0-21231                                           84-1233716
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(Commission File Number)                       (IRS Employer Identification No.)

     700 Seventeenth Street, Suite 2100
           Denver, Colorado                                      80202
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TEM 8.01 OTHER EVENTS

     On November 1, 2004, Matrix Bancorp, Inc. (the "Company") issued a press release announcing the closing of the sale of Matrix Capital Bank's retail branch in Sun City, Arizona. Matrix Capital Bank is a wholly-owned subsidiary of the Company. The sale included approximately $100 million of deposits and one mortgage loan, as well as the real estate associated with the branch. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of businesses acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

          99.1 Press Release, dated November 1, 2004, announcing the closing of the sale of the Matrix Capital branch in Sun City, Arizona.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 1, 2004

                                       MATRIX BANCORP, INC.


                                       By: /s/ Allen McConnell
                                       Name: T. Allen McConnell
                                       Title:  Senior Vice President

                                  EXHIBIT INDEX


Exhibit No.         Description
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99.1                Press  Release,  dated  November  1,  2004,  announcing  the closing of the sale of the Matrix Capital bank branch in Sun
                    City, Arizona.